SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	December 9, 2008

AMERICAN ELECTRIC POWER COMPANY, INC.
(Exact Name of Registrant as Specified in Its Charter)

1-3525	New York	13-4922640
(Commission File Number)	(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

APPALACHIAN POWER COMPANY
(Exact Name of Registrant as Specified in Its Charter)

1-3457	Virginia	54-0124790
(Commission File Number)	(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

COLUMBUS SOUTHERN POWER COMPANY
(Exact Name of Registrant as Specified in Its Charter)

1-2680	Ohio	31-4154203
(Commission File Number)	(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

INDIANA MICHIGAN POWER COMPANY
(Exact Name of Registrant as Specified in Its Charter)

1-3570	Indiana	35-0410455
(Commission File Number)	(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

OHIO POWER COMPANY
(Exact Name of Registrant as Specified in Its Charter)

1-6543	Ohio	31-4271000
(Commission File Number)	(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

1 Riverside Plaza, Columbus, OH	43215
(Address of Principal Executive Offices)	(Zip Code)

PUBLIC SERVICE COMPANY OF OKLAHOMA
(Exact Name of Registrant as Specified in Its Charter)

0-343	Oklahoma	73-0410895
(Commission File Number)	(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

SOUTHWESTERN ELECTRIC POWER COMPANY
(Exact Name of Registrant as Specified in Its Charter)

1-3146	Delaware	72-0323455
(Commission File Number)	(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

614-716-1000
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events

Reference is made to page A-61 of the Quarterly Report on Form 10-Q for the Quarter Ended September 30, 2008 of American Electric Power Company, Inc. (“AEP”), under the discussion subtitled “Allocation of Off-system Sales Margins” and page H-27 under the discussion subtitled “Allocation of Off-system Sales Margins—Affecting APCo, CSPCo, I&M, OPCo, PSO and SWEPCo” of the Quarterly Report on Form 10-Q for the Quarter Ended September 30, 2008 of Appalachian Power Company (“APCo”), Columbus Power Company (“CSPCo”), Indiana Michigan Power Company (“I&M”), Ohio Power Company (“OPCo”), Public Service Company of Oklahoma (“PSO”) and Southwestern Electric Power Company (“SWEPCo”). Kentucky Power Company (“KPCo”), together with APCo, CSPCo, I&M and OPCo are referred to as the “AEP East Companies”. AEP Texas Central Company (“TCC”) and AEP Texas North Company (“TNC”), together with PSO and SWEPCo, are referred to as the “AEP West Companies”.  The following text updates and supplements that disclosure.

In an order issued November 26, 2008, the Federal Energy Regulatory Commission (“FERC”) ruled that AEP should reallocate pre-tax trading margins from off-system sales between the AEP East Companies and the AEP West Companies during the period from June 2000 to March 2006 under the System Integration Agreement.  The FERC also directed AEP to issue appropriate refunds, with accrued interest, within 30 days of the date of the FERC order to the AEP West Companies.

As a result of the FERC order and based on preliminary estimates, the AEP East Companies could be required to transfer to the AEP West Companies up to approximately $250 million. During the relevant period, the AEP West Companies were entitled to retain a portion of the off-system sales margins, and were required to share the remaining portion with their customers. The AEP West Companies would be entitled to retain up to approximately $99 million of those transferred amounts ($63 million after-tax). The AEP West Companies will make filings with their respective public service commissions to determine how the remaining approximate $151 million should be returned for the benefit of the ratepayers. AEP will seek a rehearing of this order at FERC.

The respective amounts that the AEP East Companies would transfer and the AEP West Companies would receive (and related earnings impact), and the consolidated impact on net income of AEP, are set forth in the table below.

	Amounts (Transferred)/Received Including Interest	Preliminary Estimated (Decrease)/Increase on Net Income
East Companies	(in millions)
APCo	$(77)	$(47)
I&M	(48)	(30)
OPCo	(62)	(39)
CSPCo	(44)	(28)
KPCo	(19)	(11)
Subtotal	$(250)	$(155)

West Companies
PSO	$72	$11
SWEPCo	85	20
All Other	93	32
Subtotal	$250	$63

AEP Consolidated	$0	$(92)

This report made by AEP contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934.  Although AEP believes that its expectations are based on reasonable assumptions, any such statements may be influenced by factors that could cause actual outcomes and results to be materially different from those projected.  Among the factors that could cause actual results to differ materially from those in the forward-looking statements are:

Electric load and customer growth; weather conditions, including storms; available sources and costs of, and transportation for, fuels and the creditworthiness of fuel suppliers and transporters; availability of generating capacity and the performance of AEP’s generating plants; the ability to recover regulatory assets and stranded costs in connection with deregulation; the ability to recover increases in fuel and other energy costs through regulated or competitive electric rates; the ability to build or acquire generating capacity when needed at acceptable prices and terms and to recover those costs through applicable rate cases; new legislation, litigation and government regulation including requirements for reduced emissions of sulfur, nitrogen, mercury, carbon and other substances; timing and resolution of pending and future rate cases, negotiations and other regulatory decisions (including rate or other recovery for new investments, transmission service and environmental compliance); resolution of litigation (including pending Clean Air Act enforcement actions and disputes arising from the bankruptcy of Enron Corp.); AEP’s ability to constrain its operation and maintenance costs; AEP’s ability to sell assets at acceptable prices and on other acceptable terms, including rights to share in earnings derived from the assets subsequent to their sale; the economic climate and growth in its service territory and changes in market demand and demographic patterns; inflationary trends; its ability to develop and execute a strategy based on a view regarding prices of electricity, natural gas and other energy-related commodities; changes in the creditworthiness and number of participants in the energy trading market; changes in the financial markets, particularly those affecting the availability of capital and AEP’s ability to refinance existing debt at attractive rates; actions of rating agencies, including changes in the ratings of debt; volatility and changes in markets for electricity, natural gas and other energy-related commodities; changes in utility regulation, including membership and integration into regional transmission structures; accounting pronouncements periodically issued by accounting standard-setting bodies; the performance of AEP’s pension and other postretirement benefit plans; prices for power that AEP generates and sells at wholesale; changes in technology, particularly with respect to new, developing or alternative sources of generation and other risks and unforeseen events, including wars, the effects of terrorism (including increased security costs), embargoes and other catastrophic events.

The registrants expressly disclaim any obligation to update any forward-looking information.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN ELECTRIC POWER COMPANY, INC.
APPALACHIAN POWER COMPANY
COLUMBUS SOUTHERN POWER COMPANY
INDIANA MICHIGAN POWER COMPANY
OHIO POWER COMPANY
PUBLIC SERVICE COMPANY OF OKLAHOMA
SOUTHWESTERN ELECTRIC POWER COMPANY

By:	/s/ Thomas G. Berkemeyer
Name:	Thomas G. Berkemeyer

December 9, 2008